MORGAN STANLEY LIQUID ASSET FUND INC.

Exhibit 77Q3:  Certification

(a)(i) The Principal Executive Officer and Principal Financial Officer of Morgan Stanley
Liquid Asset Fund Inc. (the "Fund") have evaluated the disclosure controls and procedures (as defined in Rule 30a-2(c)) of the Fund within 90 days of the filing date of this Form N-SAR (the
"Effective Date") and they believe that the disclosure controls and procedures are effective.

(a)(ii)  There have been no significant changes in Morgan Stanley
Liquid Asset Fund Inc.'s internal
controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and
material weaknesses.

(a)(iii) CERTIFICATIONS

I, Mitchell M. Merin, certify that:

1.	I have reviewed this report on Form N-SAR of Morgan Stanley
 Liquid Asset Fund Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact
or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial information included in this report, and the financial
statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.	The registrants' other certifying officers and I are
responsible for establishing and
maintaining disclosure controls and procedures (as defined in the 30a-2(c) under the
Investment Company Act) for the registrant and have:

a)	designed such disclosure controls and procedures to ensure
that material information
relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)	evaluated the effectiveness of the registrant's disclosure
controls and procedures as of a
date within 90 days prior to the filing date of this report
(the "Evaluation Date"); and

c)	presented in this report our conclusions about the effectiveness of the disclosure controls
and procedures based on our evaluation as of the Evaluation Date;

5.	The registrants' other certifying officers and I have
disclosed, based on our most recent
evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing he equivalent functions):

a)	all significant deficiencies in the design or operation of
internal controls which could
adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b)	 any fraud, whether or not material, that involves management or other employees who
have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date:  October 30, 2002


                                      /S/_	MITCHELL M. MERIN______
				Mitchell M. Merin
				President and Chief Executive Officer




(a)(i) The Principal Executive Officer and Principal Financial Officer of Morgan Stanley
Liquid Asset Fund Inc. (the "Fund") have evaluated the disclosure controls and procedures (as defined in Rule 30a-2(c)) of the Fund within 90 days of the filing date of this Form N-SAR (the
"Effective Date") and they believe that the disclosure controls and procedures are effective.

(a)(ii)  There have been no significant changes in Morgan Stanley
Liquid Asset Fund Inc.'s internal
controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

(a)(iii) CERTIFICATIONS

I, Francis Smith, certify that:

6.	I have reviewed this report on Form N-SAR of Morgan Stanley
Liquid Asset Fund Inc.;

7.	Based on my knowledge, this report does not contain any
untrue statement of a material fact
or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

8.	Based on my knowledge, the financial information included in this report, and the financial
statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

9.	The registrants' other certifying officers and I are
responsible for establishing and
maintaining disclosure controls and procedures (as defined in the 30a-2(c) under the
Investment Company Act) for the registrant and have:

d)	designed such disclosure controls and procedures to ensure
that material information
relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

e)	evaluated the effectiveness of the registrant's disclosure
controls and procedures as of a
date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

f)	presented in this report our conclusions about the effectiveness of the disclosure controls
and procedures based on our evaluation as of the Evaluation Date;

10.	The registrants' other certifying officers and I have disclosed, based on our most recent
evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing he equivalent functions):

c)	all significant deficiencies in the design or operation of
internal controls which could
adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

d)	 any fraud, whether or not material, that involves management or other employees who
have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date:  October 30, 2002


                                      /S/_	FRANCIS SMITH______
				Francis Smith
				Chief Financial Officer